As filed with the Securities and Exchange Commission on December 15, 2022
Securities Act Registration No. 333-
Investment Company Act of 1940 File
No. 814-00891

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
N-2

Registration Statement
under

the Securities Act Of 1933	☒
Post-Effective Amendment	☐
Pre-Effective Amendment	☐
PennantPark Floating Rate Capital Ltd.
(Exact name of Registrant as specified in its charter)

1691 Michigan Avenue
Miami, Florida 33139
(Address of Principal Executive Offices)
(212)
905-1000
(Registrant’s Telephone Number, Including Area Code)
Arthur H. Penn
c/o PennantPark Floating Rate Capital Ltd.
1691 Michigan Avenue
Miami, FL 33139
(Name and Address of Agent for Service)

Copies to:
Thomas Friedmann
Stephen Pratt
Dechert LLP
One International Place
40th Floor
100 Oliver Street
Boston, MA 02110
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As may be practicable after the effective date of this Registration Statement
.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the
Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
Check each box that appropriately characterizes the Registrant:
☐ Registered
Closed-End
Fund
(closed-end
company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company
(closed-end
company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered
Closed-End
Fund or a Business Development Company that makes periodic repurchase offers under Rule
23c-3
under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐ Emerging Growth Company (as defined by Rule
12b-2
under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.
Subject to Completion
PRELIMINARY PROSPECTUS
$500,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
PennantPark Floating Rate Capital Ltd. is a
closed-end,
externally managed,
non-diversified
investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.
Our investment objectives are to generate both current income and capital appreciation while seeking to preserve capital by investing primarily in loans bearing a variable-rate of interest, or Floating Rate Loans, and other investments made to U.S. middle-market companies. Floating Rate Loans or variable-rate investments pay interest at variable-rates, which are determined periodically, on the basis of a floating base lending rate such as the London Interbank Offered Rate, or LIBOR, or the Secured Overnight Financing Rate, or SOFR, with or without a floor, plus a fixed spread. We can offer no assurances that we will achieve our investment objectives.
We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.
We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers,
“at-the-market”
to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value, or NAV, per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “
Risk Factors
” on page 10 and “
Sales of Common Stock Below Net Asset Value
” on page 12 of this prospectus for more information.
Our common stock is traded on The New York Stock Exchange and the Tel Aviv Stock Exchange, or TASE, under the symbol “PFLT.” Prior to April 14, 2022, our common stock was traded on The Nasdaq Global Select Market under the same symbol. The last reported closing price for our common stock on September 30, 2022 was $9.60 per share, and our NAV on September 30, 2022 was $11.62 per share.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. We may also authorize one or more free writing prospectuses to be provided to you in connection with offerings. The prospectus supplement and any free writing prospectus may also add, update, or change information contained in this prospectus. Please read this prospectus, the applicable prospectus supplement, and any free writing prospectus, and the documents incorporated by reference, before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 1691 Michigan Avenue, Miami, Florida 33139, by calling us collect at (212)
905-1000
or by visiting our website at
www.pennantpark.com
.
The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at
www.sec.gov
that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in us in “
Risk Factors
” beginning on page 10 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated December     , 2022

You should rely only on the information contained in this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any applicable prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and any accompanying prospectus supplements or free writing prospectuses. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus and any accompanying prospectus supplement or free writing prospectus is accurate only as of the date of this prospectus or such prospectus supplement or free writing prospectus. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers,
“at-the-market”
to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and prospects may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement and any free writing prospectus, together with any exhibits and the additional information described in the sections titled “Incorporation By Reference” and “Available Information,” before you make an investment decision.

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision, References to our portfolio, our investments and our business include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated subsidiaries, as applicable, and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement or free writing prospectus, except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Floating Rate Capital Ltd. and its wholly-owned consolidated subsidiaries; “Funding I” refers to PennantPark Floating Rate Funding I, LLC; “Taxable Subsidiary” refers to PFLT Investment Holdings, LLC; “PSSL” refers to PennantPark Senior Secured Loan Fund I LLC, an unconsolidated joint venture; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “2023 Notes” refers to our 4.3% Series A notes due 2023; “2026 Notes” refers to our 4.25% Notes due 2026; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; “1940 Act” refers to the Investment Company Act of 1940, as amended; “BDC” refers to a business development company under the 1940 Act; “Prior Credit Facility” refers to our multi-currency senior secured revolving credit facility, as amended and restated with Truist Bank (formerly SunTrust Bank) and other lenders, originally entered into on June 23, 2011 and terminated on August 12, 2021; “Credit Facility” refers to our multi-currency senior secured revolving credit facility, as amended from time to time, with Truist Bank and other lenders, or the “Lenders,” entered into on August 12, 2021; “Securitization Issuer” refers to PennantPark CLO I, Ltd.; “Securitization Issuers” refers to the Securitization Issuer and PennantPark CLO I, LLC; “Debt Securitization” refers to the $301.4 million term debt securitization completed by the Securitization Issuers; “2031 Asset-Backed Debt” refers to (ii )the issuance of the
Class A-1
Senior Secured Floating Rate Notes due 2031, the
Class A-2
Senior Secured Fixed Rate Notes due 2031, the
Class B-1
Senior Secured Floating Rate Notes due 2031, the
Class B-2
Senior Secured Fixed Rate Notes due 2031, the
Class C-1
Secured Deferrable Floating Rate Notes due 2031, the
Class C-2
Notes Secured Deferrable Fixed Rate Notes due 2031, and the Class D Secured Deferrable Floating Notes due 2031 and (ii) the borrowing of the
Class A-1
Senior Secured Floating Rate Notes due 2031 by the Securitization Issuers in connection with the Debt Securitization.
General Business of PennantPark Floating Rate Capital Ltd.
PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans, and other investments made to U.S. middle-market companies.
We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment
grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities which operate in various industries and geographical regions.
Under normal market conditions, we generally expect that at least 80% of the value of our managed assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. We generally expect that first lien secured debt will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second lien secured debt and subordinated debt and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $5 million and $30 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.
Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.
Organization and Structure of PennantPark Floating Rate Capital Ltd.
PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end,
externally managed,
non-diversified
investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.
Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish the Prior Credit Facility. On August 12, 2021, we terminated the Prior Credit Facility, and Funding I, as borrower, entered into the Credit Facility, which provides the ability for Funding I to borrow up to $366 million (increased from $300 million in September 2022). The Credit Facility is secured by all of the assets of Funding I.
In May 2017, we and a subsidiary of Kemper Corporation (NYSE: KMPR), Trinity Universal Insurance Company, or Kemper, formed PSSL, an unconsolidated joint venture. PSSL invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSSL was formed as a Delaware limited liability company.
In April 2019, our wholly owned subsidiary, the Securitization Issuer, was incorporated in the Cayman Islands as an exempted company with limited liability. We formed the Securitization Issuer in order to complete the Debt Securitization.
Our Investment Adviser and Administrator
We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history have resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has invested through its managed funds $17.1 billion in 628 companies with more than 200 different financial sponsors through its managed funds, which includes investments by the Company totaling $5.0 billion in 451 companies.
Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” in our most recent Annual Report on Form
10-K
for more information.
Market Opportunity
We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•
We believe middle-market companies have faced difficulty raising debt in private markets.
From time to time, banks, finance companies, hedge funds and collateralized loan obligation, or CLO, funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

•
We believe middle-market companies have faced difficulty in raising debt through the capital markets.
Many middle-market companies look to raise funds by issuing high-yield bonds and broadly syndicated loans. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield securities from time to time.

•
We believe that credit market dislocation for middle-market companies improves the risk-reward on our investments.
From time to time, market participants have reduced lending to middle-market and non-investment
grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•
We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments.
We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with loans provided by other sources, and we believe that we are well-positioned to partner with such equity investors.

•
We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing.
A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and, from time to time, the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-reward to investors.

Use of Proceeds
We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding debt obligations to invest in new or existing portfolio companies, to capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus or free writing prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” for more information.
Distributions on Common Stock
We intend to continue our monthly distributions to our stockholders. Our monthly distributions, if any, are determined by our board of directors. Distributions may include a return of capital. See “Distributions” for more information.
Dividends on Preferred Stock
We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under the 1940 Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period. See “Description of our Preferred Stock” for more information.
Plan of Distribution
We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.
Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers,
“at-the-market”
to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and any accompanying supplements to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of such supplement to this prospectus.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.
Risks Associated with Our Business
Our business is subject to numerous risks, as described in the section titled “Risk Factors” in this prospectus, the applicable prospectus supplement and related free writing prospectuses we may authorize for use in connection with a specific offering, if any, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form
10-K
and Quarterly Reports on Form
10-Q,
as well as any amendments reflected in subsequent filings with the SEC.

Our Corporate Information
Our administrative and principal executive offices are located at 1691 Michigan Avenue, Miami, Florida 33139. Our phone number is (212)
905-1000,
and our internet website address is
www.pennantpark.com
. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES
Information about the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly is located in “Part II, Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Fees and Expenses” in our most recent Annual Report on Form
10-K
and is incorporated by reference into the registration statement of which this prospectus is a part.

FINANCIAL HIGHLIGHTS
The financial data set forth in the following table as of and for the years ended September 30, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013 are derived from our consolidated financial statements, which have been audited by an independent registered public accounting firm for those periods. This financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form
10-K.

	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013 (7)
Per Share Data:
Net asset value, beginning of period	$12.62	$12.31	$12.97	$13.82	$14.10	$14.06	$13.95	$14.40	$14.10	$13.98
Net investment income (1)	1.18	1.02	1.12	1.17	0.81	1.10	1.02	1.08	1.12	1.10
Net realized and unrealized (loss) gain (1)	(1.10)	0.44	(0.65)	(0.88)	0.06	0.10	0.23	(0.31)	0.26	0.15

Net increase in net assets resulting from operations (1)	0.08	1.46	0.47	0.29	0.87	1.20	1.25	0.77	1.38	1.25
Distributions to stockholders (1),(2)
Distribution of net investment income	(1.14)	(1.14)	(1.14)	(1.14)	(1.03)	(1.15)	(1.13)	(0.98)	(0.84)	(0.95)
Distribution of realized gains	—	—	—	—	(0.11)	—	(0.01)	(0.18)	(0.24)	(0.10)

Total distributions to stockholders (1),(2)	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)	(1.15)	(1.14)	(1.16)	(1.08)	(1.05)

Accretive (dilutive) effect of common stock issuance and acquisition of MCG (1)	0.06	—	—	—	(0.01)	(0.01)	—	(0.06)	—	(0.08)

Net asset value, end of period	$11.62	$12.62	$12.31	$12.97	$13.82	$14.10	$14.06	$13.95	$14.40	$14.10

Per share market value, end of period	$9.60	$12.79	$8.44	$11.60	$13.15	$14.48	$13.23	$11.94	$13.78	$13.78

Total return(3)	(17.76)%	66.47%	(17.15)%	(3.20)%	(1.29)%	18.71%	21.77%	(6.01)%	8.05%	17.17%
Shares outstanding at end of period	45,345,638	38,880,728	38,772,074	38,772,074	38,772,074	32,480,074	26,730,074	26,730,074	14,898,056	14,898,056

Ratios/ Supplemental Data:
Ratio of operating expenses to average net assets (4)	5.34%	3.77%	5.19%	3.94%	3.01%	4.13%	3.56%	3.01%	4.45%	4.43%
Ratio of debt related expenses to average net assets (5)	5.85%	5.00%	5.63%	5.21%	4.73%	1.98%	1.58%	2.34%	1.95%	1.66%

Ratio of total expenses to average net assets (5)	11.19%	8.77%	10.82%	9.15%	7.74%	6.11%	5.14%	5.35%	6.40%	6.09%
Ratio of net investment income to average net assets (5)	9.55%	8.07%	9.00%	8.76%	5.81%	7.85%	7.42%	7.43%	7.77%	7.68%
Net assets at end of period (in thousands)	$527,092	$490,611	$477,270	$503,057	$535,842	$457,906	$375,907	$372,890	$214,528	$210,066

Weighted average debt outstanding (in thousands)	$698,765	$622,739	$737,209	$512,135	$354,322	$269,320	$140,218	$123,924	$147,599	$71,679

Weighted average debt per share (1)	$17.06	$16.06	$19.01	$13.21	$9.25	$8.90	$5.25	$7.61	$9.91	$7.48
Asset coverage per unit (6)	$1,776	$1,746	$1,677	$1,786	$2,122	$2,780	$2,601	$13,598	$2,469	$3,109
Portfolio turnover ratio	45.03%	62.58%	35.08%	52.64%	47.15%	59.70%	32.16%	51.02%	62.74%	81.89%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and assumes distributions, if any, are reinvested.
(4)	Excludes debt related costs.
(5)	Includes interest and expenses on debt as well as Credit Facility amendment and debt issuance costs, if any.
(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness at par (changed from fair value). This asset ratio coverage is multiplied by $1,000 to determine the asset coverage per unit.

(7)	Audited by predecessor auditors.

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement and any free writing prospectus, you should consider carefully the following information and the risk factors incorporated by reference in our Annual Report on Form
10-K
for the fiscal year ended September 30, 2022, filed on November 17, 2022, or our then most recent Annual Report on Form
10-K
and any subsequent Quarterly Reports on Form
10-Q
or Current Reports on Form
8-K
we file after the date of this prospectus, and all other information contained or incorporated by reference into this prospectus, as updated by our subsequent filings under the Exchange Act and the risk factors and other information contained in any prospectus supplement and any free writing prospectus before acquiring any of such securities and before making an investment in our securities. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially adversely affect our business, financial condition and results of operations. In such case, the NAV and market price of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment. Please also read carefully the section titled “Forward-Looking Statements.”
FORWARD-LOOKING STATEMENTS
This prospectus, including the documents we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, contain statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies, including as a result of the current pandemic caused by COVID-19 or any future worsening thereof;

•
changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of the current
COVID-19
pandemic or any future worsening thereof;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments and ability to fund capital commitments to PSSL;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock market;

•	increasing levels of inflation, and its impact on us and our portfolio companies;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of the ongoing invasion of Ukraine by Russia, United Kingdom’s withdrawal from the European Union (commonly known as “Brexit”) and other world economic and political issues.
We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.
We base the forward-looking statements included in this prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference on information available to us on the date of the relevant document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in such documents, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including reports on Form
10-K/Q
and current reports on Form
8-K.
You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.
USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we may use the net proceeds from selling securities pursuant to this prospectus for general corporate or strategic purposes, including making investments in portfolio companies or repaying outstanding indebtedness.
We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary

investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary
investments. See “Business—Regulation—Temporary Investments” in our most recently filed Annual Report on Form
10-K
for more information.
SENIOR SECURITIES
Information about our senior securities shown as of September 30, 2022, 2021, 2020, 2019, 2018, 2017, 2016 2015, 2014 and 2013 is located in “Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Senior Securities” in our most recent Annual Report on Form

10-K,

and is incorporated by reference into the registration statement of which this prospectus is a part, and the report of RSM US LLP, an independent registered public accounting firm, on our senior securities table as of September 30, 2022 is included in our most recent Annual Report on Form

10-K,

filed on November 17, 2022, and is incorporated by reference into the registration statement of which this prospectus is a part.
PRICE RANGE OF COMMON STOCK
Information about the price range of our common stock is located in “Part II, Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Price Range of Common Stock” in our most recent Annual Report on Form
10-K
and is incorporated by reference into the registration statement of which this prospectus is a part.
SALES OF COMMON STOCK BELOW NET ASSET VALUE
Our stockholders may approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of PennantPark Floating Rate Capital Ltd. or from the offering of common stock at a premium to NAV per share.
Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. As of the date of this registration statement, stockholders have not approved sales of our common stock below our then current NAV per share.
We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on
offering would exceed 15% based on the anticipated pricing of such follow-on
offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.
Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.
The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share).

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A (dilution)/accretion per share divided by investment per share	—	—	(2.76)%	—	0.85%
Impact on New Investors
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (dilution)/accretion to stockholder A (dilution)/ accretion per share divided by investment per share	—	—	(0.20)%	—	4.65%	—	20.41%
DISTRIBUTIONS
We intend to continue making monthly distributions to our stockholders. The timing and amount of our monthly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders.
Each year, a Form
1099-DIV
will be sent to stockholders subject to information reporting that will state the amount and composition of distributions and provide information with respect to appropriate tax treatment of our distributions.

The tax characteristics of distributions declared, in accordance with Section 19(a) of the 1940 Act, for our fiscal and taxable years ended September 30, 2022 and 2021 from ordinary income (including short-term gains), if any, totaled $46.7 million, or $1.14 per share, and $44.2 million, or $1.14 per share, based on the weighted average shares outstanding for the respective periods. Additionally, for both years ended September 30, 2022 and 2021, we did not pay any distributions from long-term capital gains.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain minimum percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

PORTFOLIO COMPANIES
The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment as of September 30, 2022. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our Consolidated Financial Statements included in our most recent Annual Report on Form
10-K
for the fiscal year ended September 30, 2022.
The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are generally presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Certain assets are pledged as collateral under our Credit Facility or secure the 2031 Asset-Backed Debt as disclosed in our Consolidated Schedule of Investments. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Companies Less than 5% Owned
Ad.net Acquisition, LLC (Ad.net Holdings, Inc.(5)) 1100 Glendon Avenue, Suite 1200 Los Angeles, CA 90024	Media	First Lien Secured Debt(4), 3M L+600, 05/06/2026 Preferred Equity Common Equity	0.9%	$5,737

Affinion Group Holdings, Inc. 100 Connecticut Avenue Norwalk, CT 06850	Consumer Goods: Durable	Warrants	—	—

AG Investco LP(5) 251 Little Falls Drive Herndon, VA 19808	Software	Common Equity(4)	2.6%	1,127

Altamira Technologies, LLC (Altamira Intermediate Company II, Inc.) 8201 Greensboro Drive, Suite 800 McLean, VA 22102	IT Services	First Lien Secured Debt(4), 3M L+800, 07/24/2025 Common Equity	2.9%	6,032

American Insulated Glass, LLC (Go Dawgs Capital III, LP(5)) 3965 E. Conley Road Conley, GA 30288	Building Products	First Lien Secured Debt, 3M L+550, 12/21/2023 Common Equity	0.7%	7,978

American Teleconferencing Services, Ltd. 2300 Lakeview Parkway Suite 300 Alpharetta, GA 30009	Telecommunications	First Lien Secured Debt(4), —, 06/08/2023	—	107

Amsive Holding Corporation (f/k/a Vision Purchaser Corporation) 605 Territorial Drive Suite A, B & C Bolingbrook, IL 60440	Media	First Lien Secured Debt, 3M L+625, 06/10/2025	—	13,892

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Anteriad, LLC (f/k/a MeritDirect, LLC) (Anterida Holdings, LP (5)) 2 International Drive Rye Brook, New York 10573	Media	First Lien Secured Debt(4), 3M L+550, 05/23/2024 Preferred Equity Common Equity	—	$17,584

Any Hour Services (KL Stockton Co-Invest LP (5)) 1374 130 S Orem, UT 84058	Energy Equipment and Services	First Lien Secured Debt(4), 3M L+525, 07/21/2027 Common Equity	0.2%	10,946

Apex Service Partners, LLC 401 E Jackson, Ste #3300 Tampa, FL 33602	Diversified Consumer Services	First Lien Secured Debt(4), 1M L+525, 07/31/2025	—	19,304

API Holdings III Corp. 400 Nickerson Road Marlborough, MA 01752	Electronic Equipment, Instruments, and Components	First Lien Secured Debt, 1M L+425, 05/11/2026	—	5,050

Applied Technical Services, LLC (Ironclad Holdco, LLC (5)) 1049 Triad Ct Marietta, GA 30062	Commercial Services & Supplies	First Lien Secured Debt(4), 3M L+575, 12/29/2026 Common Equity	0.5%	7,913

Arcfield Acquisition Corp. 14295 Park Meadow Drive Chantilly, VA 20151	Aerospace and Defense	First Lien Secured Debt(4), —, 03/07/2028	—	(18)

Athletico Holdings, LLC 2122 York Road, Ste. 300 Oak Brook, IL 60523	Healthcare Providers and Services	Common Equity	1.6%	4,758

Beta Plus Technologies, Inc. 7 World Trade Center, 47th Floor New York, NY 10007	Internet Software and Services	First Lien Secured Debt, 1M L+525, 07/01/2029	—	4,900

Blackhawk Industrial Distribution, Inc. 1501 SW Expressway Drive Broken Arrow, OK 74012	Distributors	First Lien Secured Debt(4), 3ML+500, 09/17/2024	—	456

Broder Bros., Co. Six Neshaminy Interplex, 6 Floor Trevose, PA 19053	Textiles, Apparel and Luxury Goods	First Lien Secured Debt, 3M L+600, 12/02/2022	—	3,405

Burgess Point Holdings, LP 29627 Renaissance Blvd Daphne, Alabama 26526	Auto Components	Common Equity	0.2%	101

By Light Professional IT Services, LLC (By Light Investco, LP(5)) 8484 Westpark Drive Suite 600 McLean, VA 22102	High Tech Industries	First Lien Secured Debt(4), 3M L+625, 05/16/2024 Common Equity(4)	2.5%	46,179

Cadence Aerospace, LLC 3150 East Miraloma Avenue Anaheim, CA 92806	Aerospace and Defense	First Lien Secured Debt, 3M L+850 (PIK 9.50%), 11/14/2023	—	3,003

Cartessa Aesthetics, LLC 175 Broadhollow Road Melville, NY 11747	Distributors	First Lien Secured Debt(4), 1M L+600, 05/13/2028 Common Equity	0.8%	18,200

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
CF512, Inc. (StellPen Holdings, LLC) 960B Harvest Drive Blue Bell, PA 19422	Media	First Lien Secured Debt(4), 3M L+600, 08/20/2026 Common Equity	0.8%	$8,121

CHA Holdings, Inc. 575 Broadway Albany, NY 12207	Environmental Industries	First Lien Secured Debt, 3M L+450, 04/10/2025	—	1,581

Challenger Performance Optimization, Inc. 1201 Wilson Blvd Arlington, VA 22209	Business Services	First Lien Secured Debt(4), 1M L+675, 08/31/2023	—	335

Compex Legal Services, Inc. 325 Maple Avenue Torrance, CA 90503	Professional Services	First Lien Secured Debt(4), 3M L+525, 02/09/2026	—	8,811

Connatix Buyer, Inc. (Connatix Parent, LLC) 666 Broadway, Floor 10 New York, NY 10012	Media	First Lien Secured Debt(4), 3M L+550, 07/13/2027 Common Equity	0.3%	4,206

Crane 1 Services, Inc. (Crane 1 Acquisition Parent Holdings, L.P.) 1027 Byers Rd Miamisburg, OH 45342	Commercial Services & Supplies	First Lien Secured Debt(4), 3M L+575, 08/16/2027 Common Equity	0.5%	1,244

Douglas Products and Packaging Company, LLC (Douglas Sewer Intermediate, LLC) (Plant Health Intermediate, Inc.) 1550 E. Old 210 Highway Liberty, MO 64068	Chemicals, Plastics and Rubber	First Lien Secured Debt(4), 3M L+575, 10/19/2022	—	13,662

Dr. Squatch, LLC 2355 Westwood Blvd. #1834 Los Angeles, CA 90064	Personal Products	First Lien Secured Debt(4), 3M L+600, 08/31/2027	—	5,429

DRS Holdings III, Inc. 225 State Street Boston MA 02109	Personal Products	First Lien Secured Debt(4), 3M L+575, 11/03/2025	—	16,518

Duraco Specialty Tapes LLC 7400 Industrial Dr. Forest Park, IL 60130	Containers and Packaging	First Lien Secured Debt, 3M L+550, 06/30/2024	—	3,169

ECL Entertainment, LLC (Kentucky Racing Holdco, LLC(5)) 5629 Nashville Road Franklin, KY 42134	Hotels, Restaurants and Leisure	First Lien Secured Debt, 1M L+750, 05/01/2028 Warrants	—	6,086

ECM Industries, LLC (ECM Investors, LLC (5)) 16250 W Woods Edge Rd New Berlin, WI 53151	Electronic Equipment, Instruments, and Components	First Lien Secured Debt(4), 1M L+475, 12/23/2025 Common Equity	0.1%	1,104

eCommission Financial Services, Inc. (6) (eCommission Holding Corporation(6)) 11612 Bee Caves Road, Building II, Suite 200 Austin, TX, 78738	Banking, Finance, Insurance & Real Estate	First Lien Secured Debt(4), 1M L+500, 10/05/2023 Common Equity	1.3%	8,685

Efficient Collaborative Retail Marketing Company, LLC 27070 Miles Road Solon, OH 44139	Media: Diversified and Production	First Lien Secured Debt, 3M L+675, 06/15/2024	—	6,936

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Exigo Intermediate II, LLC (Exigo, LLC) 1256 Main Street, Suite 256 Southlake, TX 76092	Software	First Lien Secured Debt(4), 3M L+575, 03/15/2027 Common Equity	—	$559

Express Wash Topco, LLC 5821 Fairview Road Charlotte, North Carolina 28209	Automobiles	Common Equity	1.3%	102

FedHC InvestCo LP(5) 3100 Clarendon Blvd Arlington, VA 22201	Aerospace and Defense	Common Equity(4)	1.0%	2,142

Findex Group Limited(6) 1 O’Connell Street Sydney NSW 2000, Australia	Diversified Financial Services	First Lien Secured Debt, 3M L+450, 05/31/2024	—	6,430

Gantech Acquisition Corp. (GCOM InvestCo LP (5)) 9175 Guilford Road, Suite 101 Columbia, MD 21046	IT Services	First Lien Secured Debt(4), 1M L+625, 05/14/2026 Common Equity	3.9%	26,085

Global Holdings InterCo LLC 4343 South 118 th East Ave Suite 220 Tulsa, OK 74146	Diversified Financial Services	First Lien Secured Debt, 3M L+600, 03/16/2026	—	3,273

Graffiti Buyer, Inc. 25195 Brest Road Taylor, MI 48180	Trading Companies & Distributors	First Lien Secured Debt(4), 3M L+575, 08/10/2027	—	359

Hancock Roofing and Construction L.L.C. (Hancock Claims Consultants Investors, LLC (5)) 6875 Shiloh Rd. East Alpharetta, GA 30005	Insurance	First Lien Secured Debt(4), 3M L+500, 12/31/2026 Common Equity	0.4%	5,104

Holdco Sands Intermediate, LLC (OceanSound Discovery Equity, LP (5)) 44150 Smartronix Way, STE 200 Hollywood, MD 20636	Aerospace and Defense	First Lien Secured Debt(4), 3M L+600, 11/23/2028 Common Equity	2.1%	7,744

HV Watterson Holdings, LLC 1821 Walden Office Square Unit 111 Schaumburg, IL 60173	Professional Services	Common Equity	0.1%	87

HW Holdco, LLC 4000 MacArthur, Suite 400 Newport Beach, CA 92660	Media	First Lien Secured Debt(4), 1M L+500, 12/10/2024	—	8,329

Icon Partners V C, L.P. 315 Capitol St Suite 100 Houston, TX 77002	Internet Software and Services	Common Equity(4)	0.1%	1,989

IDC Infusion Services, Inc. (ITC Infusion Co-Invest, LP) 3609 Park East Drive Beachwood, OH 44122	Healthcare Equipment and Supplies	First Lien Secured Debt(4), 3M L+700, 12/30/2026	3.4%	6,175

IG Investments Holdings, LLC 1224 Hammond Drive, Suite 1500 Atlanta, GA 30346	Professional Services	First Lien Secured Debt(4), 3M L+600, 09/22/2028	—	4,424

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Imagine Acquisitionco, LLC (Imagine Topco, LP) 8757 Red Oak Blvd, Charlotte, NC 28217	Software	First Lien Secured Debt(4), 3M L+550, 11/15/2027 Preferred Equity Common Equity	0.3%	$4,994

Inception Fertility Ventures, LLC 650 Madison Avenue, 21st Floor New York, NY 10022	Healthcare Providers and Services	First Lien Secured Debt, 3M L+715, 12/07/2023	—	14,804

Infolinks Media Buyco, LLC (Tower Arch Infolinks Media, LP (5)) 45 North Broad Street Ridgewood, NJ 07450	Media	First Lien Secured Debt(4), 3M L+575, 11/01/2026 Common Equity(4)	0.4%	3,000

Integrative Nutrition, LLC (IIN Group Holdings, LLC(5)) 245 5 th Avenue New York, New York 10016	Consumer Services	First Lien Secured Debt(4), 3M L+450, 09/29/2023 Common Equity	1.4%	15,378

Integrity Marketing Acquisition, LLC 1445 Ross Avenue, 22nd Floor Dallas, TX 75202	Insurance	First Lien Secured Debt, SOFR+550, 08/27/2025	—	15,667

ITC Rumba, LLC(5) 9725 NW 117th Ave #200, Miami, FL 33178	Healthcare and Pharmaceuticals	Common Equity	0.3%	5,232

ITI Holdings, Inc. 2980 E. Coliseum Blvd. Fort Wayne, IN 46805	IT Services	First Lien Secured Debt(4), 3M L+550, 03/03/2028	—	120

K2 Pure Solutions NoCal, L.P. 3515 Massillion Road, Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt(4), —, 12/20/2023	—	—

Kinetic Purchaser, LLC 12552 S. 125 West Draper, UT 84020	Personal Products	First Lien Secured Debt(4), 3M L+600, 11/10/2027 Common Equity	—	22,903

Lash OpCo, LLC (Gauge Lash Coinvest LLC) 1256 Main Street, Suite 256 Southlake, TX 76092	Personal Products	First Lien Secured Debt(4), 1M L+700, 02/18/2027 Common Equity	1.3%	17,891

LAV Gear Holdings, Inc. 3165 W Sunset Rd, Las Vegas, NV 89118	Capital Equipment	First Lien Secured Debt(4), 1M L+750 (PIK 5.50%), 10/31/2024	—	11,027

Ledge Lounger, Inc. (SP L2 Holdings, LLC) 616 Cane Island Pkwy Suite 200 Katy, TX 77494	Leisure Products	First Lien Secured Debt(4), 3M L+625, 11/09/2026 Common Equity	1.2%	4,052

Lightspeed Buyer Inc. (Lightspeed Investment Holdco LLC) 1457 East 40th Street Cleveland, OH 44103	Healthcare Technology	First Lien Secured Debt(4), 1M L+575, 02/03/2026 Common Equity	0.2%	25,367

Lucky Bucks, LLC 5820 Live Oak Parkway #300 Norcross, GA 30093	Hotels, Restaurants and Leisure	First Lien Secured Debt, 3M L+550, 07/20/2027	—	3,183

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
MailSouth, Inc. (MSpark, LLC) 5901 Highway 52 East Helena, AL 35080	Media: Advertising, Printing and Publishing	Second Lien Secured Debt, —(PIK 15.0%), 04/23/2025 Common Equity	4.0	%(3)	$—

MAG DS Corp. 12730 Fair Lakes Cir Suite 600 Fairfax, VA 22033	Aerospace and Defense	First Lien Secured Debt, 1M L+550, 04/01/2027	—		3,379

Mars Acquisition Holdings Corp. (Mars Intermediate Holdings II, Inc.) 25200 Telegraph Rd., 5th Floor Southfield, MI 48033	Media	First Lien Secured Debt(4), 3M L+550, 05/14/2026 Preferred Equity Common Equity	—		7,244

MBS Holdings, Inc. 880 Montclair Road Suite 400 Birmingham, AL 35213	Internet Software and Services	First Lien Secured Debt(4), —, 04/16/2027	—		(12)

MDI Buyer, Inc. (MDI Aggregator, LP) 740 W Knox Road Tempe, AZ 85284	Commodity Chemicals	First Lien Secured Debt(4), —, 07/25/2028 Common Equity	0.6%		643

Meadowlark Acquirer, LLC (Meadowlark Title, LLC) 888 Boylston, Ste. 1600, Boston, MA, 02199	Professional Services	First Lien Secured Debt(4), 3M L+550, 12/10/2027 Common Equity	0.8	%(3)	2,190

Mission Critical Electronics, Inc. 15272 Newsboy Circle Huntington, CA 92649	Capital Equipment	First Lien Secured Debt(4), SOFR+500, 03/28/2024	—		3,922

Municipal Emergency Services, Inc. 12 Turnberry Ln Sandy Hook, CT 06482	Distributors	First Lien Secured Debt(4), 3M L+500, 09/28/2027 Common Equity	2.1%		1,897

NBH Group LLC 3035 S Maryland Pkwy #110 Las Vegas, NV 89109	Healthcare Equipment and Supplies	First Lien Secured Debt(4), —, 08/19/2026	—		—

OHCP V BC COI, L.P.(5) 525 West Monroe Street Chicago, IL 60661	Distributors	Common Equity(4)	— (7)		563

OIS Management Services, LLC (Oral Surgery (ITC) Holdings, LLC (5)) 2600 S 56th Street A Lincoln, NE 68506	Healthcare Equipment and Supplies	First Lien Secured Debt(4), SOFR+575, 07/09/2026 Common Equity	0.1%		2,206

One Stop Mailing, LLC 601 Regency Drive Glendale Heights, IL 60139	Air Freight and Logistics	First Lien Secured Debt, 3M L+625, 05/07/2027	—		8,496

ORL Acquisition, Inc. (ORL Holdco, Inc.) 5555 N Beach St #4100, Fort Worth, TX 76137	Consumer Finance	First Lien Secured Debt(4), 3M L+525, 09/03/2027 Preferred Equity Common Equity	0.3%		7,600

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
Output Services Group, Inc. 775 Washington Ave Carlstadt, NJ 07072	Business Services	First Lien Secured Debt, 1M L+675, 03/27/2024	—		$3,704

Owl Acquisition, LLC 47 Old Webster Road Oxford, MA 01540	Professional Services	First Lien Secured Debt, 3M L+575, 02/04/2028	—		3,890

Ox Two, LLC 22260 Haggerty Road #365 Northville, MI 48167	Construction and Building	First Lien Secured Debt(4), 1M L+700, 05/18/2026	—		27,673

PennantPark-TSO Senior Loan Fund, LP 1691 Michigan Avenue Miami, FL 33139	Financial Services	Common Equity	4.99	%(3)	9,892

PL Acquisitionco, LLC (Pink Lily Holdco, LLC) 323 Mitch McConnell Way Bowling Green KY 42101	Textiles, Apparel and Luxury Goods	First Lien Secured Debt(4), 3M L+650, 11/09/2027 Common Equity	0.4%		6,814

PlayPower, Inc. 13310 James E. Casey Ave. Englewood, CO 80112	Leisure Products	First Lien Secured Debt, 1M L+550, 05/08/2026	—		3,078

PRA Events, Inc. (CI (Allied) Investment Holdings, LLC(5)) One North LaSalle Street Chicago, IL 60602	Business Services	First Lien Secured Debt, 1M L+1,050 (PIK 10.5%), 08/07/2025 Common Equity	1.5%		4,974

Pragmatic Institute, LLC 8910 East Raintree Drive Scottsdale, AZ 85620	Professional Services	First Lien Secured Debt(4), 3M L+575, 07/06/2028 Common Equity	0.5%		901

Quantic Electronics, LLC Four Embarcadero Center, Suite 3460 San Francisco, CA 94111	Electronic Equipment, Instruments, and Components	First Lien Secured Debt(4), 1M L+600, 11/19/2026	—		4,867

QuantiTech LLC (QuantiTech Investco LP(5)) (QuantiTech InvestCo II LP(5)) 360A-360D Quality Circle, Suite 100/430 Huntsville, AL 35806	Aerospace and Defense	Second Lien Secured Debt, 3M L+1,000, 02/04/2027 Common Equity(4)	0.2%		524

Questex, LLC 275 Grove Street, Suite 2-130 Newton, MA 02466	Media: Diversified and Production	First Lien Secured Debt(4), 3M L+500, 09/07/2024	—		7,032

Rancho Health MSO, Inc. (RFMG Parent, LP) 31720 Temecula Pkwy Suite 100 Temecula, CA 92592	Healthcare Equipment and Supplies	First Lien Secured Debt(4), 3M L+550, 12/18/2025 Common Equity	2.05%		2,130

Recteq, LLC (NEPRT Parent Holdings, LLC (5)) 1061 Triad Ct., Ste. 3 Marietta, GA 30062	Leisure Products	First Lien Secured Debt(4), 3M L+600, 01/29/2026 Common Equity	0.6%		2,020

Research Now Group, Inc. and Dynata, LLC 5800 Tennyson Parkway, Suite 600 Plano, TX 75024	Business Services	First Lien Secured Debt, 3M L+550, 12/20/2024	—		15,406

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Riverpoint Medical, LLC 825 NE 25th Avenue Portland, OR 97232	Healthcare Equipment and Supplies	First Lien Secured Debt(4), 3M L+575, 06/20/2025	—	$7,758

Riverside Assessments, LLC One Pierce Pl, Suite 900W Itasca, IL 60143	Professional Services	First Lien Secured Debt, 3M L+625, 03/10/2025	—	15,049

Sales Benchmark Index LLC (SBI Holdings Investments LLC(5)) 2021 McKinney Avenue Suite 550 Dallas, TX 75201	Professional Services	First Lien Secured Debt(4), 3M L+600, 01/03/2025 Common Equity	0.4%	7,655

Sargent & Greenleaf Inc. One Security Drive Nicholasville, KY 40356	Electronic Equipment, Instruments, and Components	First Lien Secured Debt(4), 1M L+550, 12/20/2024	—	4,489

Schlesinger Global, Inc. (Gauge Schlesinger Coinvest, LLC) 101 Wood Avenue South, Suite 501 Iselin, NJ 08830	Professional Services	First Lien Secured Debt(4), SOFR+700, 07/14/2025 Common Equity	1.4%	16,131

Seaway Buyer, LLC (Seaway Topco, LP) 6006 Siesta Lane Port Richey, FL 34668	Chemicals, Plastics and Rubber	First Lien Secured Debt, 3M L+575, 06/13/2029 Common Equity	0.3%	7,132

Sigma Defense Systems, LLC (Delta InvestCo LP (5)) 1812 Macon Rd, Perry, GA 31069	IT Services	First Lien Secured Debt(4), 3M L+850, 12/18/2025 Common Equity(4)	1.3%	12,948

Signature Systems Holding Company (Signature CR Intermediate Holdco, Inc.) 1201 Lakeside Parkway, Suite 150 Flower Mound, TX 75028	Commercial Services & Supplies	First Lien Secured Debt(4), 1M L+650, 05/03/2024 Preferred Equity Common Equity	3.9%	11,941

Smile Brands Inc. 100 Spectrum Center Drive, Suite 100 Irvine, CA 92618	Healthcare and Pharmaceuticals	First Lien Secured Debt(4), 1M L+450, 10/14/2025	—	2,309

Solutionreach, Inc. 2600 N. Ashton Blvd. Lehi, UT 84043	Healthcare Technology	First Lien Secured Debt(4), 3M L+575, 01/17/2024	—	5,562

Spear Education, LLC 7201 E Princess Boulevard Scottsdale, AZ 85255	Professional Services	First Lien Secured Debt, 3M L+575, 02/26/2025	—	14,747

Spendmend Holdings LLC (North Haven Saints Equity Holdings, LP) 2680 Horizon Dr SE, Grand Rapids, MI 49546	Healthcare Technology	First Lien Secured Debt(4), SOFR+575, 03/01/2028, Common Equity	0.4%	3,421

STV Group Incorporated 225 Park Avenue South New York, NY 10003	Construction & Engineering	First Lien Secured Debt, 1M L+525, 12/11/2026	—	4,704

SSC Dominion Holdings, LLC 215 Spadina Avenue, Suite 200 Toronto, ON MST 2C7	Capital Equipment	Common Equity	2.9%	2,143

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC) 1220 12 th Street SE Washington DC, 20003	Aerospace and Defense	First Lien Secured Debt(4), SOFR+600, 08/16/2027	—	$18,180

TAC LifePort Holdings, LLC (5) 1610 Heritage St Woodland, WA 98674	Aerospace and Defense	Common Equity	0.8%	621

Teneo Holdings LLC 280 Park Avenue, 4 th Floor New York, NY 10017	Diversified Financial Services	First Lien Secured Debt, 1M L+525, 07/18/2025	—	5,455

The Aegis Technologies Group, LLC 4601 N. Fairfax Drive, Suite 900 Arlington, VA, 22203	Aerospace and Defense	First Lien Secured Debt, 3M L+600, 10/31/2025	—	4,872

The Bluebird Group LLC 81 South Ninth Street, Suite 420, Minneapolis, MN, 55402	Professional Services	First Lien Secured Debt(4), 3M L+700, 07/27/2026	—	6,337

The Infosoft Group, LLC (Gauge InfosoftCoInvest, LLC) 1000 North Water Street, Suite 1200 Milwaukee, WI 53202	Media: Broadcasting and Subscription	First Lien Secured Debt, 3M L+575, 09/16/2024 Common Equity	—	17,586

The Vertex Companies, LLC (TWD Parent Holdings, LLC) 398 Libbey Industrial Pkwy, Weymouth, MA 02189	Construction & Engineering	First Lien Secured Debt(4), 1M L+550, 08/30/2027 Preferred Equity Common Equity	0.2%	2,369

TPC Canada Parent, Inc. and TPC US Parent, LLC(6) (TPC Holding Company, LP(6)) 151 Struthers Street Warren, PA 16365	Food Products	First Lien Secured Debt, 3M L+550, 11/24/2025 Preferred Equity Common Equity	0.8%	4,832

TVC Enterprises, LLC (Gauge TVC Coinvest, LLC) 6100 Lake Forrest Drive Atlanta, GA 30328	Commercial Services & Supplies	First Lien Secured Debt(4), 1M L+600, 03/26/2026 Common Equity	0.8%	25,644

TWS Acquisition Corporation 120 N. 44th Street #230 Phoenix, AZ 85034	Diversified Consumer Services	First Lien Secured Debt(4), 1M L+625, 06/16/2025	—	5,427

Tyto Athene, LLC (NXOF Holdings, Inc) 510 Spring Street, Suite 200 Herndon, VA 20170	IT Services	First Lien Secured Debt(4), 1M L+550, 04/01/2028 Preferred Equity Common Equity	0.2%	13,024

UBEO, LLC 401 East Sonterra Blvd, Suite 350 San Antonio, TX 78258	Capital Equipment	First Lien Secured Debt(4), 3M L+450, 04/03/2024	—	18,199

Unique Indoor Comfort, LLC 3017 Bolling Way NorthEast Atlanta, GA 30305	Diversified Consumer Services	First Lien Secured Debt(4), 3M L+525, 05/24/2027	—	8,841

UniTek Global Services, Inc. 1817 Crane Ridge Drive, Suite 500 Jackson, MS 39216	Telecommunications	Preferred Equity Common Equity Warrants	0.9%	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
UniVista Insurance (5) 528 NW 7th Ave, Miami, FL 33136	Insurance	Common Equity	0.2%		$454

Walker Edison Furniture Company LLC (JWC-WE Holdings, L.P. (5)) 4350 West 2100 South, Suite A Salt Lake City, UT 84120	Wholesale	First Lien Secured Debt, 1M L+875, 03/31/2027 Common Equity	3.2%		8,473

WCP IvyRehab QP CF Feeder, LP 1311 Mamaroneck Avenue, Suite 140 White Plains, NY 10605	Healthcare Providers and Services	Common Equity(4)	1.8%		3,762

Wildcat Buyerco, Inc. (Wildcat Parent, LP(5)) 9730 Northcross Center Court Huntersville, NC 28078	Electronic Equipment, Instruments and Components	First Lien Secured Debt(4), 3M L+575, 02/27/2026 Common Equity	—	(7)	10,094

Zips Car Wash, LLC 1809 East Parker Road Jonesboro, AR 72404	Automobiles	First Lien Secured Debt, 3M L+725, 03/01/2024	—		13,092

Companies 25% or More Owned
Marketplace Events, LLC (New MPE Holdings, LLC(5)) 31105 Bainbridge Road, Suite 3 Solon, OH 44139	Media: Diversified and Production	First Lien Secured Debt(4), 3M L+525 (PIK 5.25%), 09/30/2026 Common Equity	32.6	%(3)	31,389

PennantPark Senior Secured Loan Fund I, LLC(6) 1691 Michigan Avenue Miami, FL 33139	Financial Services	First Lien Secured Debt, 3M L+800, 05/06/2024 Common Equity	50.0	%(3)	239,615

Total Investments					$1,164,254

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” , or Secured Overnight Financing Rate, or “SOFR”, or Prime rate, or “P.” The spread may change based on the type of rate used. The terms disclosed are the actual interest rate in effect as 09/30/2022. LIBOR loans are typically indexed to a
30-day,
90-day
or
180-day
LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a
90-day
EURIBOR rate (3M E), SOFR loans are typically indexed to a
30-day,
90-day
or
180-day
SOFR rates (1M L, 3M L, or 6M L, respectively) at the borrower’s option. All securities are subject to a LIBOR, SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, were we to have voting rights.
(3)	We hold one or more voting seats on the portfolio company’s board of directors/managers.
(4)
Includes the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment, that does not earn a basis point spread above an index while it is unfunded.

(5)	Investment is held through our Taxable Subsidiary.
(6)
The investment is treated as a
non-qualifying
asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying
asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 81% of the Company’s total assets and non-qualifying
assets represent 19% of the Company’s total assets.

(7)	Less than 0.1% voting ownership percentage.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of September 30, 2022:

PennantPark	Senior Secured Loan Fund I, LLC (Financial Services)
PSSL is an unconsolidated joint venture between the Company and certain entities of Kemper Insurance Corporation, or Kemper, which invests primarily in floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	September 30, 2022(1)	September 30, 2021(1)
Professional Services	9%	8%
Media	7	9
Personal Products	7	7
IT Services	6	5
Commercial Services & Supplies	5	5
High Tech Industries	5	4
Media: Diversified and Production	5	5
Aerospace and Defense	4	4
Capital Equipment	4	6
Diversified Consumer Services	4	2
Healthcare Technology	4	4
Business Services	3	4
Construction and Building	3	3
Electronic Equipment, Instruments, and Components	3	3
Healthcare Providers and Service	3	1
Chemicals, Plastics and Rubber	2	2
Consumer Services	2	2
Distributors	2	0
Diversified Financial Services	2	2
Healthcare Equipment and Supplies	2	2
Insurance	2	1
Media: Broadcasting and Subscription	2	2
Air Freight and Logistics	1	0
Automobiles	1	2
Banking, Finance, Insurance & Real Estate	1	1
Building Products	1	1
Energy Equipment and Services	1	1
Financial Services	1	2
Food Products	1	0
Hotels, Restaurants and Leisure	1	2
Leisure Products	1	0
Textiles, Apparel and Luxury Goods	1	0
Wholesale	1	2
Construction & Engineering	0	1
Hotel, Gaming and Leisure	0%	1%

Industry Classification	September 30, 2022(1)	September 30, 2021(1)
Media: Advertising, Printing and Publishing	0	2
All Other	3	4

Total	100%	100%

(1)	Excludes investments in PSSL.

PORTFOLIO MANAGEMENT
Our Investment Adviser, which manages our
day-to-day
investment activities under the supervision of our board of directors, has seven experienced senior investment professionals. These senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our senior investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.
Arthur H. Penn became the Chief Executive Officer and a Director of PennantPark Floating Rate Capital Ltd. at its inception in 2010. Mr. Penn is the Founder, Chairman and Chief Executive Officer of the Company and Managing Member of the Adviser and the Administrator. Mr. Penn
co-founded
Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of
CDC-IXIS
Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers.
José A. Briones joined PennantPark Investment Advisers in December 2009 and became a member of the Board of Directors of PennantPark Floating Rate Capital Ltd. on May 3, 2022. Previously, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.
Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Previously, Mr. Giannetti was a Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.
Ryan Raskopf joined PennantPark Investment Advisers in August 2007. Previously, Mr. Raskopf was an Analyst in the Financial Institutions Group at Credit Suisse Securities (USA) LLC from 2005 to 2007.
Dan Horn joined PennantPark Investment Advisers in June 2015. Previously, Mr. Horn spent two and a half years at Loop Capital Markets in the Corporate Investment Banking Division based in Chicago from 2013 to 2015, two years in a similar role at boutique firm TTK Partners from 2011 to 2013, and 12 years at Deutsche Bank Securities and its predecessor firm, Bankers Trust, from 1991 to 2003. He also served as Chief Financial Officer of Unicous Marketing from 2005 to 2008, and served as Vice President of Finance at GDX Automotive in 2004.

James Stone joined PennantPark Investment Advisers in July 2015. Previously, Mr. Stone was a Managing Director and Head of Financial Sponsor Coverage at Cowen and Company, which he joined in 2012. He has over 20 years of leveraged finance experience, including Managing Director positions at Gleacher & Company, Macquarie Capital, Imperial Capital, and Credit Suisse. Before joining Credit Suisse, he served as a Vice President in the Financial Sponsor Coverage Group at DLJ, as an Associate in the Corporate Finance Department at BT Securities, and was an Associate at BT Alex. Brown.
Steve Winograd joined PennantPark Investment Advisers in September 2015. Previously, Mr. Winograd spent 33 years in Investment Banking, Restructuring Advisory and Private Equity Investing. His Investment Banking experience includes 25 years originating and executing leveraged finance, M&A, and public and private equity transactions for private equity firms and their portfolio companies. During this period he held senior positions in the Financial Sponsors Groups of BMO Capital Markets from 2011 to 2015, Bank of America Merrill Lynch from 2004 to 2011, Deutsche Bank from 2000 to 2004, Bear Stearns from 1994 to 2000, and Drexel Burnham Lambert from 1984 to 1989. He was also an associate for two years in the Corporate Finance Group of Shearson/American Express from 1982 to 1984. His Restructuring Advisory experience includes four years originating, negotiating and consummating restructuring advisory assignments at The Argosy Group from 1992 to 1994 and the Mercury Financial Group from 1990 to 1992. His Private Equity experience includes two years originating and closing control private equity investments as a General Partner of The Blackstone Group from 1989 to 1990. He is also currently a Director of Mspark, LLC and previously served as an Independent Director of Shopko Stores, Caesars Entertainment Operating Company, The Gymboree Corporation, and Linn Acquisition Company, LLC.
In addition to managing our investments, as of September 30, 2022, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Investment Corporation	Business development company	Primarily in U.S. middle market companies in the form of first lien secured loans, second lien secured debt, subordinated debt and equity investments	$1,319

PennantPark Senior Secured Loan Fund I LLC	Joint Venture	Primarily Floating Rate Loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$797

PennantPark Senior Loan Fund, LLC	Joint Venture	Primarily invests in middle-market and other corporate debt consistent with PennantPark Investment Corporation’s strategy.	$781

Other Managed Funds	Direct Lending Funds	Other credit opportunities	$1,881

The following table sets forth the dollar range of our common stock beneficially owned by each of our senior investment professionals as of September 30, 2022. Information as to the beneficial ownerships is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of the Common Stock of PennantPark Floating Rate Capital Ltd. (1)
Arthur H. Penn (2)	Over $1,000,000
José A. Briones	Over $1,000,000
Salvatore Giannetti III	Over $1,000,000
Ryan Raskopf	$100,001 - $500,000
Dan Horn	Over $1,000,000
James Stone	$10,001 - $50,000
Steve Winograd	$500,001 - $1,000,000

(1)
Dollar ranges are as follows: None;
$1-$10,000;
$10,001-$50,000;
$50,001-$100,000;
$100,001-$500,000;
$500,001-$1,000,000;
or over $1,000,000. Beneficial ownership has been determined in accordance with Rule
16a-1(a)(2)
promulgated under the Exchange Act.

(2)	Also reflects holdings of PennantPark Investment Advisers, LLC.

DETERMINATION OF NET ASSET VALUE
The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies.
We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described herein. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the differences may be material. Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)
Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)
Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)
The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)
Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

To the extent we invest in derivative instruments in the future, such instruments would be valued in accordance with our valuation policy.
Fair value, as defined under the Financial Accounting Standards Board’s Accounting Standards Codification, Topic 820, Fair Value Measurements and Disclosures, or ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:
Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments, our 2031 Asset-Backed Debt and the Credit Facility are classified as Level 3. Our 2026 Notes are classified as Level 2 as they are financial instruments with readily observable market inputs. Our 2023 Notes are classified as Level 1, as they were valued using the closing price from the primary exchange. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.
On December 3, 2020, the SEC adopted Rule
2a-5
under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. The new rule clarifies how fund boards of directors can satisfy their valuation obligations and requires, among other things, the board of directors to periodically assess material valuation risks and take steps to manage those risks. The rule also permit boards of directors, subject to board oversight and certain other conditions, to designate the fund’s investment adviser to perform fair value determinations. The new rule went into effect on March 8, 2021 and had a compliance date of September 8, 2022. We came into compliance with Rule
2a-5
under the 1940 Act before the compliance date. While our board of directors has not elected to designate the Investment Adviser as the valuation designee at this time, we have adopted certain revisions to our valuation policies and procedures in order comply with the applicable requirements of Rule
2a-5
under the 1940 Act.
Determinations In Connection With Offerings
In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale. See “Sales Of Common Stock Below Net Asset Value” for more information.
In addition, we will only sell shares of our common stock at a price below NAV per share if the following conditions are met:

•	A majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•
A majority of such directors, in consultation with the underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We may, however, subject to the requirements of the 1940 Act, issue subscription rights to acquire our common stock at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third
of our outstanding common stock at the time such rights are issued. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
As of September 30, 2022, our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on The New York Stock Exchange and the TASE under the ticker symbol “PFLT.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The last reported closing market price of our common stock on December 13, 2022 was $11.44 per share. As of September 30, 2022, we had 37 stockholders of record.
The following are our outstanding classes of securities as of November 30, 2022:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	45,345,638
Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
In addition to the indemnification provided for in our charter and bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Maryland law and the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified board of directors
Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2024, 2025 and 2023 respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of directors
Our charter and bylaws provide that, to elect a director, the affirmative vote of a majority of the total votes cast with respect to a director nominee is required (i.e., the number of votes cast for a director nominee must exceed the number of votes cast against the nominee), provided that if the election is contested, directors shall be elected by a plurality of the votes cast. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.
Number of directors; vacancies; removal
Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds
of the votes entitled to be cast generally in the election of directors.
Action by stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of special meetings of stockholders
Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of extraordinary corporate action; amendment of charter and bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end
company to an
open-end
company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds
of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.
No appraisal rights
Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.
Control share acquisitions
Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock.
There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.
The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds
of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Business combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year
period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds
of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
If and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in
Section 1-101(q)
of the Maryland General Corporation Law, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Company, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (d) any action asserting a claim against the Company or any director or officer or other agent of the Company arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (e) any other action asserting a claim against the Company or any director or officer or other agent of the Company that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Company consents in writing to such court.
DESCRIPTION OF OUR PREFERRED STOCK
Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative
and participating or
non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.
DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) if no such market value exists for our common stock, the exercise price is not less than the then current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with
respect to such issuance and the common stock to be purchased in connection with the rights represents no more than
one-third
of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
In November 2017, we issued $138.6 million in aggregate principal amount of our 2023 Notes. The 2023 Notes were issued pursuant to a deed of trust between the Company and Mishmeret Trust Company, Ltd. as trustee.
The 2023 Notes pay interest at a rate of 4.3% per year. Interest on the 2023 Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 2018. The principal on the 2023 Notes will be payable in four annual installments as follows: 15% of the original principal amount on December 15, 2020, 15% of the original principal amount on December 15, 2021, 15% of the original principal amount on December 15, 2022 and 55% of the original principal amount on December 15, 2023.
The 2023 Notes are general, unsecured obligations, rank equal in right of payment with all of PennantPark Floating Rate Capital Ltd.’s existing and future senior unsecured indebtedness and are generally redeemable at our option. The deed of trust governing the 2023 Notes includes certain customary covenants, including minimum equity requirements, and events of default. The 2023 Notes are rated
ilA-
by S&P Global Ratings Maalot Ltd. and are listed for trading on the TASE.
The 2023 Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements.
In March 2021, and in October 2021, we issued $100.0 million and $85.0 million, respectively, in aggregate principal amount of our 2026 Notes at a public offering price per note of 99.4% and 101.5%, respectively. The 2026 Notes were issued pursuant to the Base Indenture, dated March 23, 2021 (the “Base Indenture”), between the Company and American Stock Transfer & Trust Company, LLC, or AST, as trustee, as supplemented by the First Supplemental Indenture, dated March 23, 2021, between the Company and AST. The 2026 Notes are due on April 1, 2026 and may be redeemed in whole or in part at the Company’s option.
The 2026 Notes bear interest at a rate of 4.25% per year payable semi-annually on April 1 and October 1 of each year. The 2026 Notes are the Company’s direct unsecured obligations and rank pari passu in right of payment with the Company’s current and future unsecured unsubordinated indebtedness, senior to any of the Company’s future indebtedness that expressly states it is subordinated in right of payment to the 2026 Notes, effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which the Company subsequently grant security) to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2026 Notes on any securities exchange or automated dealer quotation system.
We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf. See “Description of our Debt Securities—Events of Default” For more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus with respect to a particular offering of debt securities, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount, or OID;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act, after each issuance of debt. Unless the
prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and any prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
A prospectus supplement will contain information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in
non-registered
form as bearer securities if we issue the securities outside the United States to
non-U.S.
persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•
an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•
an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•
the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•
an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•
financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry
form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•
if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”

Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions— Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•
we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, an accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
American Stock Transfer & Trust Company, LLC is the trustee under the indenture and the 2026 Notes. Mishmeret Trust Company, Ltd. serves as trustee for our 2023 Notes.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
BROKERAGE ALLOCATIONS AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, persons that have a functional currency (as such term is defined in the Code) other than the U.S. dollar, tax-exempt
organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (as such term is defined in the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt
securities or certain other investment assets.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•
a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A
“Non-U.S.
stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation in Connection with Holding Securities other than our Common Stock
We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an OID or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”
Election to be Taxed as a RIC
We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income
and quarterly asset diversification requirements (as described below). We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, or investment company taxable income, and determined without regard to any deduction for dividends paid, out of the assets legally available for distribution, or the Annual Distribution Requirement.
In order to qualify as a RIC for federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

1)
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (i.e., the excess, if any, of our capital gains over capital losses), adjusted for certain ordinary losses, generally for the one-year
period ending on October 31 of the calendar year plus (3) any net ordinary income or capital gain net income for the preceding years that was not distributed during such years on which we did not incur any corporate income tax, or the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC, in order to provide us with additional liquidity.
While we intend to make sufficient distributions each taxable year to avoid incurring any material U.S. federal excise tax on our earnings, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.
We may invest in partnerships which may result in our being subject to additional state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may recognize such income and fees indirectly through the Taxable Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary generally will be subject to corporate income taxes on its earnings, which ultimately will reduce our return on such income and fees.
Taxation as a RIC
If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains, determined without regard to any deduction for dividends paid, we distribute (or are deemed to have distributed) as dividends for U.S. federal income tax purposes to stockholders. Additionally, upon satisfying these requirements, we will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gains determined without regard to any deduction for dividends paid, that is not distributed (or deemed to have been distributed) as dividends for U.S. federal income tax purposes to our stockholders.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold a debt instrument that is treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
We invest in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to continue to maintain our qualification to be subject to tax as a RIC.
In order to enable us to make distributions to stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the 1940 Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

A portfolio company in which we invest may face financial difficulty that requires us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, or result in unusable capital losses and future non-cash
income. Any such restructuring could also result in our receiving assets that give rise to non-qualifying
gross income for purposes of the 90% Income Test.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate
taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-
qualified dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.
Gain or loss realized by us from equity securities and warrants acquired by us as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held the particular equity security or warrant.
We are authorized to borrow funds and to sell assets in order to satisfy our Annual Distribution Requirement or Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt instruments and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of such distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared and distributed by us generally would be taxable income to a stockholder even though only a small portion of the dividend was paid in cash to pay any taxes due on the total dividend. We have not yet elected to distribute stock as a dividend but reserve the right to do so.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us. If we acquire shares in a passive foreign investment company, or “PFIC,” we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. Furthermore, if we hold shares in a PFIC and elect to treat the PFIC as a qualified electing fund, or “QEF,” under the Code, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market
at the

end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement.
If we are deemed to own ten percent (10%) or more (by vote or value) of the stock of a
non-U.S.
corporation that qualifies as a “controlled foreign corporation,” or “CFC,” for U.S. federal income tax purposes, we would be required to include in income the amount of the CFC’s “Subpart F income” to which it would have been entitled had the CFC currently distributed all of its earnings. Additionally, all or any part of any gain resulting from the sale or exchange of stock of the CFC could be treated as a dividend. For this purpose, a
non-U.S.
corporation is generally considered a CFC if more than 50% of the corporation’s stock (by vote or value) is owned, directly or indirectly or through application of certain constructive ownership rules, by U.S. persons who each own, directly or indirectly or constructively, 10% or more (by vote or value) of the
non-U.S.
corporation’s voting stock, or a “U.S. Shareholder.” If we are treated as receiving a deemed inclusion of income from a CFC, we would be required to include such distribution in our investment company taxable income regardless of whether we receive any distributions from such CFC, and we would be required to include such deemed inclusion of income in determining our satisfaction of the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
The PFIC rules would not apply to us with respect to any investment for any period during which the CFC rules were applicable to such investment. Furthermore, in determining the amount of any deemed inclusion of income from any CFC, we are required to include in gross income each taxable year our share of any “global intangible low-taxed
income,” or “GILTI.” Rules relating to GILTI and CFCs are complex. As such, shareholders should consult their own tax advisors about the applicability and U.S. federal income tax consequences of the CFC rules to their investment in our shares, including the potential impact of rules governing the inclusion of Subpart F income and the related GILTI rules.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss. Some of the income and fees that we recognize, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes, such as the Taxable Subsidiary. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.
We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, our deduction of net business interest expense is generally limited to 30% of our “adjusted taxable income” plus “floor plan financing interest expense.”
Failure to Qualify as a RIC
If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions of the Code apply, we will be subject to tax in that taxable year on all of our taxable income at regular corporate tax rates, regardless of whether we make any dividend distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.
If we are unable to maintain our status as a RIC, we also would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable as dividends to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, U.S.
non-corporate
stockholders generally would be eligible to treat such dividends as “qualified dividend income,” which generally would be subject to reduced rates of U.S. federal income tax, and dividends paid by us to certain U.S. corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be treated as a RIC for federal income tax purposes in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC
taxable years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in
gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by us, including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. We have the ability to declare and pay a large portion of any distribution qualifying as a dividend for U.S. federal income tax purposes in shares of our stock. The IRS has published guidance for publicly offered RICs stating that as long as at least 20% of the dividends are paid in cash and if certain other requirements are met, stockholders will be subject to tax on 100% of such dividends in the same manner as a cash dividend, even though most of the dividends were paid in shares of common stock.

To the extent distributions paid by us to
non-corporate
stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, properly designated by us as “qualified dividend income,” such distributions generally will be eligible for a reduced U.S. federal income tax rate, if certain holding period requirements are satisfied. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends received deduction available to corporations under the Code. A corporate U.S. stockholder may be required to reduce its basis in our common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.
Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short- term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period in such common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass through deduction under Section 199A of the Code.
Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by U.S. stockholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.
Although we currently intend to distribute any long-term capital gains as capital gain dividends at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will be subject to tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution of net capital gains in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution of net capital gains net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to be subject to tax on any retained capital gains at our regular corporate tax rates, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit generally will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if we issue preferred stock, we intend each year to allocate capital gain dividends, if any, between our shares of common stock and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum rate of 21%, and this rate also applies to ordinary income.
Non-corporate
stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three taxable years or carry forward such losses for five taxable years.
A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals and on the undistributed net investment income of certain estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Under U.S. Treasury regulations, if a U.S. Stockholder recognizes a loss with respect to either our preferred stock or common stock of $2 million or more for a non-corporate
U.S. Stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, such stockholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct U.S. Stockholders of certain “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
We (or if a U.S. Stockholder holds our shares through an intermediary, such intermediary) will provide information to our U.S. stockholders, as promptly as possible after the end of each calendar year, detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A U.S. stockholder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to federal income tax withholding (“backup withholding”) at the applicable rate from all taxable distributions to any U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of
Tax-Exempt
U.S. Stockholders
A U.S. stockholder that is a
tax-exempt
organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt
U.S. stockholder of the activities that we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt
U.S. stockholder should not be subject to U.S. federal income taxation solely as a result of such stockholder’s direct or indirect ownership of our shares and receipt of distributions with respect to such shares (regardless of whether we incur indebtedness). Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt
U.S. stockholder. Therefore, a
tax-exempt
U.S. stockholder should not be treated as earning income from “debt-financed property” and distributions we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that it incurs. Certain tax-exempt
private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt
investors and
non-qualifying
investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt
investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt
U.S. stockholder recognizing income that would be treated as UBTI.

Taxation of
Non-U.S.
Stockholders
Whether an investment in the shares is appropriate for a
Non-U.S.
stockholder will depend upon that person’s particular circumstances. An investment in the shares by a
Non-U.S.
stockholder may have adverse tax consequences.
Non-U.S.
stockholders should consult their tax advisers before investing in our common stock.
Subject to the discussions below, distributions of our “investment company taxable income” to
Non-U.S.
stockholders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the
Non-U.S.
stockholder, we will not be required to withhold U.S. federal tax if the
Non-U.S.
stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a
Non-U.S.
stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.
In addition, with respect to certain distributions made by RICs to
Non-U.S.
Stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.
Actual or deemed distributions of our net long-term capital gains to a
Non-U.S.
stockholder, and gains realized by a
Non-U.S.
stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
Non-U.S.
stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
Non-U.S.
stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.
We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain
non-U.S.
entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required. A
non-U.S.
stockholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the
non-U.S.
stockholder and the applicable foreign government comply with the terms of such agreement.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a
Non-U.S.
stockholder will be entitled to claim a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the
Non-U.S.
stockholder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
Non-U.S.
stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate
Non-U.S.
stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a
Non-U.S.
stockholder.
We have the ability to declare and pay a large portion of any distribution qualifying as a dividend for U.S. federal income tax purposes in shares of our stock. Generally, were we to declare such a distribution, each
Non-U.S.
stockholder generally would be treated as having received a taxable distribution (including for purposes of the application of the withholding tax rules discussed above) on the date the distribution is received in an amount equal to the cash that such
Non-U.S.
stockholder would have received if the entire distribution had been paid in cash, even if such
Non-U.S.
stockholder received all or most of the distribution in shares of our stock. In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a
Non-U.S.
stockholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding.
A
Non-U.S.
stockholder who is a
non-resident
alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup tax withholding of federal income tax on distributions unless the
Non-U.S.
stockholder provides us or the distribution paying agent with an IRS
Form W-8BEN,
IRS Form
W-8BEN-E,
or other applicable IRS Form
W-8,
or otherwise meets documentary evidence requirements for establishing that it is a
Non-U.S.
stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S.
stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.
Non-U.S.
persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

PLAN OF DISTRIBUTION
We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold
“at-the-market”
to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.
Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
We may offer our shares of common stock in a public offering at-the-market
to a select group of investors, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price.
If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.
We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.
Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

SUB-ADMINISTRATOR,
CUSTODIAN, TRANSFER AGENT AND TRUSTEE
BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration
and accounting services agreement. The Bank of New York Mellon provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is 240 Greenwich Street, New York, NY 10286. AST acts as our transfer agent, distribution paying agent and registrar. AST also serves as trustee under our 2026 Notes. The principal business address of AST is 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219, telephone number: (800)
937-5449.
Mishmeret Trust Company, Ltd. serves as trustee for our 2023 Notes. The principal business address of Mishmeret Trust Company, Ltd. is
46-48
Menachem Begin Road, Tel Aviv, Israel 66184.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts and by Venable LLP, as special Maryland counsel. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of PennantPark Floating Rate Capital Ltd. and Subsidiaries as of September 30, 2022 and 2021 and for each of the years in the three-year period ended September 30, 2022 incorporated in this Prospectus by reference from the PennantPark Floating Rate Capital Ltd. Annual Report on Form
10-K
for the year ended September 30, 2022 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon, incorporated herein by reference, and have been incorporated in this Prospectus and Registration Statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.
The senior securities table of the Company incorporated by reference under the heading “Senior Securities” has been incorporated by reference herein in reliance upon the report of RSM US LLP, an independent registered public accounting firm, as stated in their report filed as Exhibit 99.2 to the Company’s Annual Report on
Form 10-K
for the year ended September 30, 2022, which is incorporated herein by reference.
INDEPENDENT AUDITOR
The consolidated financial statements of PSSL as of and for the fiscal years ended September 30, 2022 and September 30, 2021 included as Exhibits 99.3 and 99.4, respectively, in our Annual Report on
Form 10-K
for the fiscal year ended September 30, 2022 have been so included in reliance on the report of RSM US LLP.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document.
We incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities, including all such documents we may file with the SEC after the date of the initial registration statement and prior to effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form
8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, and information previously filed with the SEC.
This prospectus and any prospectus supplement incorporates by reference the documents set forth below that have previously been filed with the SEC:

•
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC on November 17, 2022, including the information specifically incorporated by reference to the Form
10-K
from our Definitive Proxy Statement on Schedule 14A filed with the SEC on December 8, 2022; and

•
The description of our common stock contained in Exhibit 4.4 of our Annual Report on Form
10-K
for the fiscal year ended September 30, 2019 (File
No. 814-00891),
as filed with the SEC on November 20, 2019, which updated the description thereof referenced in our Registration Statement on Form 8-A (File
No. 001-35127),
as filed with the SEC on April 7, 2011, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION
This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (212)
905-1000
or on our website at
www.pennantpark.com
. Except for the documents incorporated by reference into this prospectus and any accompanying prospectus supplement, the information on our website is not part of this prospectus or any accompanying prospectus supplement. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at
www.sec.gov
. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

PART C
OTHER INFORMATION

Item 25.	Financial statements and exhibits

1	Financial Statements.

The consolidated financial statements as of September 30, 2022 and September 30, 2021 and for each of the three years in the period ended September 30, 2022 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of September 30, 2022 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

2	Exhibits.

(a)	Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit 99(A) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-170243), filed on March 29, 2011).

(b)	Second Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00891), filed on May 11, 2020).

(d)(1)	Form of Share Certificate (Incorporated by reference to Exhibit 99(D) to the Registrant’s Pre-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-170243), filed on April 5, 2011).

(d)(2)	Form of Subscription Certificate (Incorporated by reference to Exhibit 99(D)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(d)(3)	Form of Indenture (Incorporated by reference to Exhibit 99(D)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(d)(4)	Form of Subscription Agent Agreement (Incorporated by reference to Exhibit 99(D)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(d)(5)	Form of Warrant Agreement (Incorporated by reference to Exhibit 99(D)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(d)(6)*	Form T-1 Statement of Eligibility with respect to the Form of Indenture.

(d)(7)	Form of Articles Supplementary (Incorporated by reference to Exhibit 99(D)(7) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(d)(8)	Deed of Trust dated November 23, 2017, between PennantPark Floating Rate Capital Ltd. and Mishmeret Trust Company, Ltd (Incorporated by reference to Exhibit 99(D)(8) to the Registrant’s Registration Statement on Form N-2 (File No. 333-215111), filed on December 13, 2017).

(d)(9)	Indenture, dated as of September 19, 2019, by and among PennantPark CLO I, Ltd., as issuer, PennantPark CLO I, LLC, as co-issuer, and U.S. Bank National Association, as trustee and as collateral agent (Incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 20, 2019).

(d)(10)	Indenture, dated as of March 23, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on March 23, 2021).

(d)(11)	First Supplemental Indenture, dated as of March 23, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on March 23, 2021).

(d)(12)	Form of 4.25% Notes due 2026 (Incorporated by reference to Exhibit (d)(11) hereto).

(g)	Second Amended and Restated Investment Advisory Agreement, dated as of February 2, 2016, between PennantPark Floating Rate Capital Ltd. and PennantPark Investment Advisers, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00891), filed on February 4, 2016).

(h)(1)	Form of Underwriting Agreement for equity (Incorporated by reference to Exhibit 99(H)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(h)(2)	Form of Underwriting Agreement for debt (Incorporated by reference to Exhibit 99(H)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(j)	Form of Custodian Agreement between the Registrant and The Bank of New York Mellon (Incorporated by reference to Exhibit 99(J) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-170243), filed on March 29, 2011).

(k)(1)	Form of Stock Transfer Agency Agreement between the Registrant and American Stock Transfer & Trust Company, LLC (Incorporated by reference to Exhibit 99(K)(1) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-170243), filed on March 29, 2011).

(k)(2)	Amended and Restated Administration Agreement between the Registrant and PennantPark Investment Administration, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q (File No. 814-00736), filed on August 3, 2022).

(k)(3)	Form of Trademark License Agreement (Incorporated by reference to Exhibit 99(K)(3) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-170243), filed on March 29, 2011).

(k)(4)	Revolving Credit and Security Agreement, dated as of August 12, 2021, among PennantPark Floating Rate Funding I, LLC, as the borrower, PennantPark Investment Advisers, LLC, as the collateral manager, the lenders from time to time party thereto, Truist Bank., as administrative agent, Truist Securities, Inc., as lead arranger, U.S. Bank National Association, as collateral agent, U.S. Bank National Association, as collateral administrator, U.S. Bank National Association, as backup collateral manager, and U.S. Bank National Association, as custodian (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on August 18, 2021).

(k)(5)	Amended and Restated Purchase and Contribution Agreement, dated as of August 12, 2021, between PennantPark Floating Rate Capital Ltd., as the seller, and PennantPark Floating Rate Funding I, LLC, as the buyer (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on August 18, 2021).

(k)(6)	Limited Liability Company Agreement of PennantPark Senior Secured Loan Fund I LLC, dated as of May 4, 2017, by and between PennantPark Floating Rate Capital Ltd. and Trinity Universal Insurance Company (Incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00891), filed on August 8, 2017).

(k)(7)	Indemnification Agreement, dated as of November 15, 2016, between PennantPark Floating Rate Capital Ltd. and each of the directors and officers listed on Schedule A attached thereto (Incorporated by reference to Exhibit 10.6 on the Registrant’s Annual Report on Form 10-K (File No. 814-00891), filed on November 22, 2016).

(k)(8)	Credit Agreement, dated as of September 19, 2019, by and among PennantPark CLO I, Ltd., as borrower, PennantPark CLO I, LLC, as co-borrower, the various financial institutions party thereto from time to time, as lenders, and U.S. Bank National Association, as collateral agent and as loan agent (Incorporated by reference to Exhibit 99.3 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 20, 2019).

(k)(9)	Collateral Management Agreement, dated as of September 19, 2019, between PennantPark CLO I, Ltd., as issuer, and PennantPark Investment Advisers, LLC, as collateral manager (Incorporated by reference to Exhibit 99.4 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 20, 2019).

(k)(10)	Master Loan Sale Agreement, dated as of September 19, 2019, among PennantPark Floating Rate Capital Ltd., as seller, PennantPark CLO I Depositor, LLC, as intermediate seller, and PennantPark CLO I Ltd., as buyer (Incorporated by reference to Exhibit 99.5 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 20, 2019).

(k)(l1)	Master Participation Agreement, dated as of September 19, 2019, between PennantPark Floating Rate Funding I, LLC, as seller and PennantPark CLO I, Ltd., as buyer (Incorporated by reference to Exhibit 99.6 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 20, 2019).

(k)(12)	Equity Distribution Agreement - JMP Securities LLC (Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-Q (File No. 814-00736), filed on August 3, 2022).

(k)(13)	Equity Distribution Agreement - Raymond James & Associates, Inc. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-Q (File No. 814-00736), filed on August 3, 2022).

(k)(14)	Underwriting Agreement, dated August 8, 2022, among PennantPark Floating Rate Capital Ltd., PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC, and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A thereto (Incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on August 11, 2022).

(k)(15)	First Amendment to Revolving Credit and Security Agreement, dated September 15, 2022, among PennantPark Floating Rate Funding I, LLC, PennantPark Investment Advisers, LLC, the lenders from time to time party thereto, Truist Bank, as administrative agent and swingline lender, U.S. Bank National Association, as collateral agent, custodian, collateral administrator and backup collateral manager (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00891), filed on September 21, 2022).

(l)(1)*	Opinion and Consent of Venable LLP.

(l)(2)*	Opinion and Consent of Dechert LLP.

(n)(1)*	Consent of RSM US LLP related to PennantPark Floating Rate Capital Ltd.

(n)(2)*	Consent of RSM US LLP related to PennantPark Senior Secured Loan Fund I LLC.

(n)(3)	Report of RSM US LLP regarding senior securities table contained herein (Incorporated by reference to Exhibit 99.2 to the Registrant’s Annual Report on Form 10-K (File No. 814-00891), filed on November 17, 2022).

(r)(1)	Joint Code of Ethics of the Registrant, PennantPark Investment Corporation and PennantPark Investment Advisers, LLC (Incorporated by reference to Exhibit 14.1 to the Registrant’s Annual Report on Form 10-K (File No. 814-00891), filed on November 17, 2022).

(s)(1)	Form of Prospectus Supplement For Common Stock Offerings (Incorporated by reference to Exhibit 99(S)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(s)(2)	Form of Prospectus Supplement For Preferred Stock Offerings (Incorporated by reference to Exhibit 99(S)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(s)(3)	Form of Prospectus Supplement For Debt Offerings (Incorporated by reference to Exhibit 99(S)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(s)(4)	Form of Prospectus Supplement For Rights Offerings (Incorporated by reference to Exhibit 99(S)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(s)(5)	Form of Prospectus Supplement For Warrant Offerings (Incorporated by reference to Exhibit 99(S)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-180084), filed on March 14, 2012).

(s)(6)*	Calculation of Filing Fee Table.

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith

Item 26.	Marketing arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is hereby incorporated by reference.

Item 27.	Other expenses of issuance and distribution
The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee		$31,362.92	*
NYSE listing fee	$	*	*
Printing (other than certificates)	$	*	*
Legal fees and expenses	$	*	*
Accounting fees and expenses	$	*	*
Miscellaneous fees and expenses	$	*	*

Total	$	*	*

All of the expenses set forth above shall be borne by the Registrant.

*	This amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.
**	To be provided by amendment.

Item 28.	Persons controlled by or under common control with the registrant
The following lists sets forth each of the companies considered to be controlled by us as defined by the 1940 Act.

Name of entity and place of jurisdiction	Voting Securities Owned Percentage
PennantPark Floating Rate Funding I, LLC (Delaware)	100%
PennantPark Floating Rate Funding II, LLC (Delaware)	100%
PennantPark CLO I, LLC (Delaware)	100%
PennantPark CLO I, Ltd. (Cayman Islands)	100%
PennantPark CLO I Depositor, LLC (Delaware)	100%
PFLT Investment Holdings, LLC (Delaware)	100%
PennantPark Senior Secured Loan Fund I LLC	100	% (1)

(1)	This is a controlled affiliated investment.

Item 29.	Number of holders of securities
As of September 30, 2022

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	37

Item 30.	Indemnification
The information contained under the heading “Description of our Capital Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Item 31.	Business and other connections of Investment Adviser
Neither the Investment Adviser nor any officer, director or partner of the Investment Adviser has been substantially engaged in any business, profession, vocation or employment since the inception of the Investment Adviser other than as set forth under the headings “Portfolio Management” or is otherwise incorporated by reference. Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File
No. 801-67622),
and is incorporated herein by reference.

Item 32.	Location of accounts and records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1) the Registrant, PennantPark Floating Rate Capital Ltd., 1691 Michigan Avenue, Miami, FL 33139;
(2) the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3) the Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286; and
(4) the Investment Adviser, PennantPark Investment Advisers, LLC, 1691 Michigan Avenue, Miami, FL 33139.

Item 33.	Management services
Not Applicable.

Item 34.	Undertakings
The Registrant hereby undertakes:

1.
to suspend the offering of shares until the prospectus filed as part of this registration statement is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement; or (2) the NAV increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.
(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.
insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.
to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form
N-2
to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, and State of Florida on the 15th day of December, 2022.

By:	/s/Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer and Chairman of the Board
KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Richard T. Allorto, Jr. his true and lawful attorney-in-fact
and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on
Form N-2
and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact
and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact
and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on
Form N-2
has been signed by the following persons in the capacities set forth below on the 15th day of December, 2022.

Name	Title

/s/ Arthur H. Penn	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
Arthur H. Penn

/s/ Richard T. Allorto, Jr.	Chief Financial Officer and Treasurer
Richard T. Allorto, Jr.	(Principal Financial and Accounting Officer)

/s/ Adam K. Bernstein	Director
Adam K. Bernstein

/s/ Jeffrey Flug	Director
Jeffrey Flug

/s/ Marshall Brozost	Director
Marshall Brozost

/s/ Samuel L. Katz	Director
Samuel L. Katz

/s/ José A. Briones	Director
José A. Briones